Exhibit 10.9

AMENDMENT NO. 2 TO LOAN AGREEMENT

This Amendment No. 2 (the “Amendment”) dated as of September 28, 2012, is by and among Bank of America, N.A. (the “Bank”) and American Locker Group Incorporated, a Delaware corporation (“American Locker”), American Locker Security Systems, Inc., a Delaware corporation (“Security Systems”), Security Manufacturing Corporation, a Delaware corporation (“Security Manufacturing”) and Canadian Locker Company Limited, a corporation incorporated under the federal laws of Canada (“Canadian Locker”) (American Locker, Security Systems, Security Manufacturing and Canadian Locker, are referred to herein collectively as the “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of December 8, 2010, as amended by that certain Amendment No. 1 to Loan Agreement dated as of October 27, 2011 (together with any previous amendments, the “Agreement”). The current commitment amount of Facility No. 1 is $2,500,000 and the current commitment amount of Facility No. 3 is $500,000.

B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1 Paragraph 2.2 is hereby amended to read in its entirety as follows:

2.2 Availability Period. The line of credit is available between the date of this Agreement and October 31, 2013, or such earlier date as the availability may terminate as provided in this Agreement (the “Facility No. 1 Expiration Date”).

2.2 Paragraph 3A.2 is hereby amended to read in its entirety as follows:

3A.2 Availability Period. The loan is available in one or more disbursements from the Bank between the date of this Agreement and October 31, 2013.

2.3 Paragraph 3A.3(b) is hereby amended to read in its entirety as follows:

(b) The Borrower will repay principal in equal installments beginning on November 27, 2013, and on the same day of each month thereafter, and ending on October 31, 2016 the “Repayment Period”). Each principal installment shall be in an amount sufficient to fully amortize the principal amount over an amortization period of three (3) years. In any event, on the last day of the Repayment Period, the Borrower will repay the remaining principal balance plus any interest then due.

2.4 Paragraph 9.2(b) is hereby amended to read in its entirety as follows:

(b) [Reserved]

Amendment No. 2 to Loan Agreement 4274118.3/SP/23908/0108/092812	- 1 -

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

4.1 If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.2 Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

4.3 Payment of a nonrefundable renewal fee in the amount of $15,000.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to the Dispute Resolution Provision, shall remain in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7. Notice of Final Agreement. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.		American-Locker Group Incorporated

By	/s/ Tye McClure	By	/s/ Paul Zaidins
Typed Name: Tye McClure		Typed Name: Paul Zaidins
Title: Vice President		Title: President

Address where notices to		Address where notices to
the Bank are to be sent:		the Borrower are to be sent:

500 West 7th Street, 2nd Floor		P.O. Box 169
Fort Worth, Texas 76102		Coppell, Texas 75019
Facsimile: 1-800-210-1068		Telephone: 817-722-0131
Facsimile: 817-722-0100

Amendment No. 2 to Loan Agreement 4274118.3/SP/23908/0108/092812	- 2 -

American Locker Security Systems, Inc.

By	/s/ Paul Zaidins
Typed Name: Paul Zaidins
Title: President

Address where notices to
the Borrower are to be sent:

P.O. Box 169
Coppell, Texas 75019
Telephone: 817-722-0131
Facsimile: 817-722-0100

Security Manufacturing Corporation

By	/s/ Paul Zaidins
Typed Name: Paul Zaidins
Title: President

Address where notices to
the Borrower are to be sent:

P.O. Box 169
Coppell, Texas 75019
Telephone: 817-722-0131
Facsimile: 817-722-0100

Canadian Locker Company Limited

By	/s/ Paul Zaidins
Typed Name: Paul Zaidins
Title: President

Address where notices to
the Borrower are to be sent:

P.O. Box 169
Coppell, Texas 75019
Telephone: 817-722-0131
Facsimile: 817-722-0100

Amendment No. 2 to Loan Agreement 4274118.3/SP/23908/0108/092812	- 3 -